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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




                                July 20, 1994
                      (Date of earliest event reported)



                        AVCO FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)



   DELAWARE                        0-6119                        13-2530491
(State or other           (Commission File Number)            (I.R.S. Employer)
jurisdiction of                                             (Identification No.)
incorporation or
 organization)


3349 Michelson Drive, Irvine, California                         92715-1606
(Address of principal executive offices)                         (Zip Code)



              Registrant's telephone number, including area code
                                 714-553-1200

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Item 7.  Financial Statements and Exhibits

(b)  Exhibits.

     The following exhibits relate to the Registrant's Registration Statement No. 33-50547 on Form S-3 with respect to which the Registrant commenced an offering on July 20, 1994 of $200,000,000 of 7-1/4% Senior Notes due July 15, 1999.

     4(i)(i)   -   Form of 7-1/4% Senior Notes July 15, 1999.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVCO FINANCIAL SERVICES, INC.


                                      By     LAILA B. SOARES
                                        ---------------------------
                                        Laila B. Soares
                                        Assistant Vice President

Dated:  July 26, 1994

















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                              INDEX TO EXHIBITS


                                                                       SEQUENTIALLY
EXHIBIT                                                                  NUMBERED
NUMBER                                                                     PAGE
- -------                                                                ------------
4(i)(i)     --      Form of 7-1/4% Senior Notes due July 15, 1999.         4-5
